EXHIBIT 99.1

AmeriCredit Corporation

Composition of the Receivables
2004-D-F Initial Cut
10/26/04*

	New	Used	Total
Aggregate Principal Balance (1)	$301,141,530.01	$509,670,046.35	$810,811,576.36
Number of Receivables in Pool	14,077	33,929	48,006
Percent of Pool by Principal Balance	37.14%	62.86%	100.00%
Average Principal Balance	$21,392.45	$15,021.66	$16,889.80
Range of Principal Balances	($422.96 to $63,910.21)	($271.06 to $59,848.67)
Weighted Average APR (1)	15.06%	17.13%	16.36%
Range of APRs	(2.90% to 25.00%)	(6.00%% to 29.99%)
Weighted Average Remaining Term	67	61	63
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	67	62	64
Range of Original Terms	(24 to 72 months)	(18 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
2.000%-2.999%	109,379.82	0.01%	5	0.01%
3.000%-3.999%	297,517.81	0.04%	18	0.04%
4.000%-4.999%	585,386.89	0.07%	28	0.06%
5.000%-5.999%	591,606.67	0.07%	27	0.06%
6.000%-6.999%	1,664,265.81	0.21%	81	0.17%
7.000%-7.999%	1,517,564.84	0.19%	73	0.15%
8.000%-8.999%	6,851,975.34	0.85%	324	0.67%
9.000%-9.999%	34,911,180.68	4.31%	1,785	3.72%
10.000%-10.999%	27,003,419.58	3.33%	1,328	2.77%
11.000%-11.999%	30,764,561.05	3.79%	1,548	3.22%
12.000%-12.999%	48,936,192.81	6.04%	2,503	5.21%
13.000%-13.999%	48,452,809.13	5.98%	2,552	5.32%
14.000%-14.999%	62,403,165.36	7.70%	3,262	6.79%
15.000%-15.999%	76,692,873.69	9.46%	4,147	8.64%
16.000%-16.999%	88,911,828.64	10.97%	4,884	10.17%
17.000%-17.999%	119,495,300.23	14.74%	7,278	15.16%
18.000%-18.999%	113,995,803.54	14.06%	7,341	15.29%
19.000%-19.999%	70,840,044.75	8.74%	4,977	10.37%
20.000%-20.999%	43,234,126.75	5.33%	3,174	6.61%
21.000%-21.999%	25,226,057.32	3.11%	1,955	4.07%
22.000%-22.999%	4,871,658.86	0.60%	391	0.81%
23.000%-23.999%	2,114,409.14	0.26%	193	0.40%
24.000%-24.999%	1,153,534.75	0.14%	107	0.22%
25.000%-25.999%	80,555.74	0.01%	12	0.02%
26.000%-26.999%	39,341.78	0.00%	5	0.01%
27.000%-27.999%	24,912.82	0.00%	3	0.01%
28.000%-28.999%	—	0.00%	0	0.00%
29.000%-29.999%	42,102.56	0.01%	5	0.01%

TOTAL	810,811,576.36	100.00%	48,006	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2004-D-F Initial Cut
10/26/04*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	12,090,246.09	1.49%	672	1.40%
Alaska	1,222,837.33	0.15%	68	0.14%
Arizona	14,673,092.64	1.81%	900	1.87%
Arkansas	7,130,033.20	0.88%	431	0.90%
California	102,976,399.59	12.70%	5,281	11.00%
Colorado	10,395,293.31	1.28%	638	1.33%
Connecticut	5,285,714.73	0.65%	327	0.68%
Delaware	3,714,855.30	0.46%	215	0.45%
District of Columbia	1,311,872.43	0.16%	79	0.16%
Florida	81,462,734.98	10.05%	4,722	9.84%
Georgia	27,388,915.24	3.38%	1,599	3.33%
Hawaii	2,255,976.65	0.28%	135	0.28%
Idaho	1,216,570.70	0.15%	68	0.14%
Illinois	29,945,215.17	3.69%	1,904	3.97%
Indiana	16,088,845.57	1.98%	1,036	2.16%
Iowa	2,936,737.29	0.36%	185	0.39%
Kansas	4,103,667.33	0.51%	259	0.54%
Kentucky	12,694,830.81	1.57%	804	1.67%
Louisiana	14,379,020.24	1.77%	818	1.70%
Maine	4,632,471.43	0.57%	317	0.66%
Maryland	19,394,716.13	2.39%	1,132	2.36%
Massachusetts	11,449,869.46	1.41%	718	1.50%
Michigan	18,881,899.11	2.33%	1,211	2.52%
Minnesota	7,521,203.52	0.93%	476	0.99%
Mississippi	10,631,620.63	1.31%	634	1.32%
Missouri	10,689,031.82	1.32%	677	1.41%
Nebraska	1,760,760.13	0.22%	113	0.24%
Nevada	8,993,489.01	1.11%	509	1.06%
New Hampshire	3,744,374.16	0.46%	253	0.53%
New Jersey	19,403,749.72	2.39%	1,167	2.43%
New Mexico	7,700,479.14	0.95%	449	0.94%
New York	34,129,315.47	4.21%	2,179	4.54%
North Carolina	23,444,982.99	2.89%	1,367	2.85%
Ohio	35,861,564.63	4.42%	2,398	5.00%
Oklahoma	9,129,703.03	1.13%	544	1.13%
Oregon	5,907,125.41	0.73%	367	0.76%
Pennsylvania	41,197,136.17	5.08%	2,611	5.44%
Rhode Island	2,012,964.39	0.25%	116	0.24%
South Carolina	9,593,094.01	1.18%	584	1.22%
Tennessee	14,990,188.49	1.85%	939	1.96%
Texas	98,758,625.43	12.18%	5,483	11.42%
Utah	3,931,162.52	0.48%	238	0.50%
Vermont	2,106,579.36	0.26%	133	0.28%
Virginia	20,561,063.23	2.54%	1,236	2.57%
Washington	15,092,886.05	1.86%	838	1.75%
West Virginia	6,281,109.59	0.77%	418	0.87%
Wisconsin	9,974,294.79	1.23%	649	1.35%
Other (3)	1,763,257.94	0.22%	109	0.23%

TOTAL	$810,811,576.36	100.00%	48,006	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.